UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2020

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2020 annual meeting of shareholders was held on June 17, 2020. At the meeting our shareholders elected six directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our consolidated financial statements for the current fiscal year, and approved an amendment of our Articles of Incorporation to increase the authorized number of shares of common stock, no par value, that we may issue from 85,000,000 shares to 150,000,000 shares (the “Common Stock Amendment”).

There were 67,217,906 shares of Oncocyte common stock outstanding and eligible to vote at the annual meeting as of the close of business on May 12, 2020, the record date for determining shareholders entitled to vote at the meeting. There were 54,618,009 shares of common stock, or 81.26% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Ronald Andrews	42,786,331	207,306
Andrew Arno	42,756,105	237,532
Melinda Griffith	42,668,393	325,244
Alfred D. Kingsley	42,679,901	313,736
Andrew J. Last	42,654,895	338,742
Cavan Redmond	42,679,668	313,969

In addition, there were 11,624,372 broker non-votes with respect to the election of directors.

2

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2020 was ratified by the following vote:

Shares Voted
For	54,563,000
Against	25,639
Abstain	29,370

There were no broker non-votes on this matter.

Common Stock Amendment

The Common Stock Amendment to amend OncoCyte’s Articles of Incorporation to increase the authorized number of shares of common stock from 85,000,000 shares to 150,000,000 shares was approved by the following vote:

Shares Voted
For	51,626,639
Against	2,939,202
Abstain	52,168

There were no broker non-votes on this matter.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: June 18, 2020	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

4